EXHIBIT 2

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington,D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 19, 1997

                         CHASE CREDIT CARD MASTER TRUST
           (formerly known as "Chemical Master Credit Card Trust I"),
                         Series 1996-4 and Series 1997-1
               --------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (formerly known as "The Chase Manhattan Bank (USA)")
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)



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       Delaware                        33-40006                       22-2382028
    ---------------                  --------------                 ---------------
    (State or other                   (Commission                    (IRS Employer
    jurisdiction of                   File Number)                 Identification No.
     incorporation
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   802 Delaware Avenue, Wilmington, Delaware                           19801
  ------------------------------------------                          -------
   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (302) 575-5050


Item 5.   Other Events
          ------------

     On or about July 15, 1997 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust

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(formerly known as "Chemical Master Credit Card Trust I") for Series 1996-4 and
Series 1997-1 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).Exhibits
          --------

          Exhibit No.    Description
          -----------    -----------

          20.1                Monthly Reports with respect to the
                              July 15, 1997 distribution






                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE CHASE MANHATTAN BANK,
                                        AS SERVICER


                                        By: /s/Frank A. DeGenova
                                            --------------------
                                        Name:     Frank A. DeGenova
                                        Title: Vice President


Dated:    August 19, 1997


                                INDEX TO EXHIBITS
                                -----------------

          Exhibit No.    Description
          -----------    -----------

          20.1                Monthly Reports with respect to the
                              July 15, 1997 distribution



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                                             Exhibit 20.1
----------------------------------------------------------------------------------------------------------------
Chase Bank - Retail Card Services Group                             Monthly Report
Certificateholders' Statement                                       Chase Credit Card Master Trust
                                                                    Series 1996-4

Section 5.2 - Supplement                              Class A            Class B          Collateral        Tot
--------------------------------------------------------------------------------------------------------------------

(i)  Monthly Principal Distributed                             0.00              0.00               0.00

(ii) Monthly Interest Distributed                      6,560,847.22        567,409.95         762,763.81           7
     Deficiency Amounts                                        0.00              0.00
     Additional Interest                                       0.00              0.00
     Accrued and Unpaid Interest                                                                    0.00

(iii)Collections of Principal Receivables            144,762,064.62     12,063,436.45      15,510,290.14         172

(iv) Collections of Finance Charge Receivables        21,587,459.13      1,796,944.65       2,312,952.33          25

(v)  Aggregate Amount of Principal Receivables                                                                13,354

                    Investor Interest              1,400,000,000.00    116,666,000.00     150,000,666.67       1,666
                    Adjusted Interest              1,400,000,000.00    116,666,000.00     150,000,666.67       1,666

                                      Series
     Floating Investor Percentage      12.48%                84.00%             7.00%              9.00%
     Fixed Investor Percentage         12.48%                84.00%             7.00%              9.00%

(vi) Receivables Delinquent (As % of Total Receivables)
          Current
          30 to 59 days
          60 to 89 days
          90 or more days

                                Total Receivables

(vii)Investor Default Amount                           8,974,210.57        747,846.61         961,526.83          10

(viii)Investor Charge-Offs                                     0.00              0.00               0.00

(ix) Reimbursed Investor Charge-Offs/Reductions                0.00              0.00               0.00

(x)  Servicing Fee                                     1,166,666.67         97,221.67         125,000.56           1

(xi) Portfolio Yield (Net of Defaulted Receivables)

(xii)Reallocated Monthly Principal                                               0.00               0.00

(xiii)Closing Investor Interest (Class A Adjusted) 1,400,000,000.00    116,666,000.00     150,000,666.67       1,666

(xiv)LIBOR

(xv) Principal Funding Account Balance

(xvi)Accumulation Shortfall

(xvii)Principal Funding Investment Proceeds

(xviii)Principal Investment Funding Shortfall
                                                                                                                   =
(xix)Available Funds                                  20,420,792.46      1,701,722.98       2,187,951.77          24

(xx) Certificate Rate                                       5.8175%           6.0375%            6.3125%
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Chase Bank - Retail Card Services Group                          Monthly Report
Certificateholders' Statement                                    Chase Credit Card Master Trust
                                                                 Series 1997-1

Section 5.2 - Supplement                            Class A           Class B        Collateral        Tot
--------------------------------------------------------------------------------------------------------------
(i)  Monthly Principal Distributed                          0.00             0.00             0.00

(ii) Monthly Interest Distributed                   5,352,211.81       461,465.86       629,036.30           6
     Deficiency Amounts                                     0.00             0.00
     Additional Interest                                    0.00             0.00
     Accrued and Unpaid Interest                                                              0.00

(iii)Collections of Principal Receivables         118,911,695.94     9,909,273.53    12,740,573.31         141

(iv) Collections of Finance Charge                 17,732,555.71     1,477,707.84     1,899,921.82          21
Receivables

(v)  Aggregate Amount of Principal Receivables                                                          13,354

                    Investor Interest           1,150,000,000.00    95,833,000.00   123,214.619.00       1,369
                    Adjusted Interest           1,150,000,000.00    95,833,000.00   123,214.619.00       1,369

                                   Series
     Floating Investor Percentage   10.25%                84.00%            7.00%            9.00%
     Fixed Investor Percentage      10.25%                84.00%            7.00%            9.00%

(vi) Receivables Delinquent (As % of Total Receivables)
          Current
          30 to 59 days
          60 to 89 days
          90 or more days
                                Total Receivables

(vii)Investor Default Amount                        7,361,672.96       614,303.94       789,824.24           8

(viii)Investor Charge-Offs                                  0.00             0.00             0.00

(ix) Reimbursed Investor Charge-Offs/Reductions             0.00             0.00             0.00

(x)  Servicing Fee                                    958,333.33        79,860.83       102,678.85           1

(xi) Portfolio Yield (Net of Defaulted Receivables)

(xii)Reallocated Monthly Principal                                           0.00             0.00

(xiii)Closing Investor Interest (Class A        1,150,000,000.00    95,833,000.00   123,214,619.00       1,369
      Adjusted)

(xiv)LIBOR

(xv) Principal Funding Account Balance

(xvi)Accumulation Shortfall

(xvii)Principal Funding Investment Proceeds

(xviii)Principal Investment Funding Shortfall
                                                                                                             =
(xix)Available Funds                               16,774,222.38     1,397,847.00     1,797,242.97          19

(xx) Certificate Rate                                    5.7775%          5.9775%          6.3375%


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